UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

THE KROGER CO.

(Name of Registrant as Specified In Its Charter)

BARBERRY CORP.

CARL C. ICAHN

ALEXIS C. FOX

MARGARITA PALÁU-HERNÁNDEZ

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 22, 2022, Carl C. Icahn sent a tweet regarding The Kroger Co., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY BARBERRY CORP. AND CARL C. ICAHN FROM THE STOCKHOLDERS OF THE KROGER CO. (“KROGER”) FOR USE AT ITS 2022 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF KROGER AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2022. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN KROGER OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $1.00 PAR VALUE PER SHARE, OF KROGER.

EXHIBIT 1

Tweet

Carl Icahn

@Carl_C_Icahn

On #EarthDay, @McDonaldsCorp and @Kroger may tout their focus on #ESG initiatives, but scientists agree that industrialized agriculture (including #CAFOs within these companies’ supply chains) is contributing to major #sustainability violations, #pollution and #AnimalCruelty

7:12 PM · Apr 22, 2022·Twitter Web App